HSBC Funds

Supplement Dated November 5, 2015
to the HSBC Money Market, Emerging Markets, and World Selection
Funds Prospectuses Dated February 27, 2015,
each as supplemented to date

Expiration of Exemption from U.S. Withholding Tax for Certain Non-U.S. Persons

On October 31, 2015, the exemption from U.S. withholding tax on the dividends attributable to short-term capital gains and U.S. source interest paid to certain non-U.S. persons in respect of their investments in the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund, HSBC U.S. Treasury Money Market Fund, HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Total Return Fund, Income Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund and Aggressive Strategy Fund (the “Funds”) expired.

There can be no assurance that this exemption will be extended. If this exemption is not extended in the future, such shareholders invested in the Funds will generally be assessed U.S. withholding tax on such dividends at a rate of up to 30%. Please consult your tax adviser for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE